SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)

                                 March 04, 2004



                    THE EXPLORATION COMPANY OF DELAWARE, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                    0-9120                          84-0793089
   (State of               (Commission File                 (IRS Employer
 incorporation)                Number)                       Identification No.)



      500 North Loop 1604 East, Suite 250
              San Antonio, Texas                              78232
   (Address of principal executive offices)                 (Zip Code)


                                 (210) 496-5300
                         (Registrant's telephone number,
                              including area code)




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Item 9: Regulation FD Disclosure

     The following exhibit is furnished herewith:

Exhibit
Number                             Description
-------    ---------------------------------------------------------------------

99.1 Press Release dated March 4, 2004, entitled "The Exploration Company Finances Completion of Taylor Well; Signs Letter of Intent for Maverick Basin Acreage"

99.2 Press Release dated March 5, 2004, entitled "The Exploration Company Reports 2003 Earnings"


Item 12:  Results of Operations and Financial Condition

The March 5, 2004 press release, attached as Exhibit 99.2, reported the Registrant's financial and other results for the year ended December 31, 2003.

The press release contained a discussion of Ebitda, defined as earnings before income taxes, interest expense, depreciation, depletion, amortization, impairment and abandonment. Ebitda is a "non-GAAP financial measure" as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended. The Company discussed Ebitda for the years ended December 31, 2003 and 2002. The required disclosures were provided in the press release, with reconciliation to both "Net Income" and "Net Cash Provided in Operating Activities".

The information contained in this report under Items 9 and 12, including the exhibits, is intended to be furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.


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


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: March 10, 2004

THE EXPLORATION COMPANY OF DELAWARE, INC.


                                   /s/ P. Mark Stark

                                   P. Mark Stark
                                   Chief Financial Officer
                                   (Principal Accounting and Financial Officer)


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




                                  EXHIBIT INDEX



Exhibit
Number                             Description
-------      -------------------------------------------------------------------

99.1 Press Release dated March 4, 2004, entitled "The Exploration Company Finances Completion of Taylor Well; Signs Letter of Intent for Maverick Basin Acreage"

99.2 Press Release dated March 5, 2004, entitled "The Exploration Company Reports 2003 Earnings"







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